John Hancock Funds II
Supplement dated August 1, 2011
to the Prospectus dated December 31, 2010
Effective as of August 1, 2011, Arthur Calavritinos no longer serves as a portfolio manager of the High Income Fund. The other portfolio managers of the fund, Dennis F. McCafferty, John F. Iles and Joseph E. Rizzo continue to manage the fund.